                                                                    EXHIBIT 99.2

                     APOLLO INTERNATIONAL OF DELAWARE, INC.
                                 AND SUBSIDIARY

                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                  (UNAUDITED)


     The following pro forma consolidated financial statements of Apollo International of Delaware, Inc. and Subsidiary (Company) have been prepared based on certain pro forma adjustments to reflect the Merger of the Company and Trans-World Powernet, Inc. (Trans-World) applied to the historical financial statements of the Company and should be read in conjunction with the notes hereto and the historical financial statements of the Company as of September 30, 1997 and Trans-World as of November 23, 1997. The financial statements of Trans-World as of November 23, 1997 have been assumed to be those of September 30, 1997, as they were the only financial statements available and the actual financial statements as of September 30, 1997 would not be materially different.

     The pro forma consolidated balance sheet of the Company as of September 30, 1997 gives effect to the Merger as if it occurred on September 30, 1997. The pro forma consolidated statement of operations of the Company for the nine months September 30, 1997 gives effect to the Merger as if it occurred on January 1, 1997, the date Trans-World was organized. These pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable. These pro forma consolidated financial statements do not purport to be indicative of the consolidated financial position or consolidated results of operations that would have actually been obtained had the Merger occurred on the dates assumed or which may be obtained in the future.

     On November 24, 1997, the Company acquired 100% of the outstanding shares of common stock of Trans-World for $200,000, payable $100,000 in cash at closing and $100,000 on November 24, 1998, and 240,000 shares of common stock of the Company. Trans-World and an inactive subsidiary of the Company then merged, with Trans-World as the surviving entity, and a wholly-owned subsidiary of the Company.

     In addition, on November 24, 1997, Trans-World entered into an employment agreement with its president for a period of two years. Base salary under the agreement is $88,000, per year, subject to increases for CPI on January 1 of each year.

                     APOLLO INTERNATIONAL OF DELAWARE, INC.
                                 AND SUBSIDIARY

                            PRO FORMA BALANCE SHEET

                               SEPTEMBER 30, 1997

                                  (UNAUDITED)

                                     ASSETS


                                           ASSETS
                                                                          PRO FORMA      PRO FORMA
                                               APOLLO     TRANS-WORLD    ADJUSTMENTS   CONSOLIDATED
                                             ----------   -----------    -----------   ------------
CURRENT ASSETS
  Cash                                       $  230,890     $  1,147    $ (100,000)(1)  $   72,037
                                                                           (10,000)(1)
                                                                           (50,000)(2)
  Accounts receivable                           410,523                                    410,523
  Inventory                                     685,597                                    685,597
  Other current assets                          112,932        4,617                       117,549
                                             ----------     --------    -----------     ----------
    TOTAL CURRENT ASSETS                      1,439,942        5,764      (160,000)      1,285,706

DEFERRED SOFTWARE COSTS                         803,332      105,284     1,401,095 (1)   2,236,711
                                                                            25,000 (2)
                                                                           (98,000)(3)

FIXED ASSETS                                    166,509       16,525                       183,034
OTHER ASSETS                                     56,762        2,100                        58,862
                                             ----------     --------    -----------     ----------
    TOTAL ASSETS                             $2,466,545     $129,673     $1,168,095     $3,764,313
                                             ==========     ========    ===========     ==========

                             LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Trade notes and accounts payable
    and accrued expenses                     $  269,852     $ 16,797                     $ 286,649
  Loans payable                                                         $  100,000 (1)     100,000
  Other current liabilities                      48,975        1,457                        50,432
                                             ----------     --------    -----------     ----------
    TOTAL CURRENT LIABILITIES                   318,827       18,254        100,000        437,081

NONCURRENT LOANS PAYABLE - STOCKHOLDERS         589,475                                    589,475
OTHER LIABILITIES                               125,000        6,514                       131,514
                                             ----------     --------    -----------     ----------
    TOTAL LIABILITIES                         1,033,302       24,768        100,000      1,158,070
                                             ----------     --------    -----------     ----------

STOCKHOLDERS' EQUITY
  Common Stock                                   26,287        1,000         2,400
                                                                            (1,000)(1)      28,687

  Additional paid-in capital                  5,526,653      184,080     1,293,600 (2)
                                                                          (184,080)(1)   6,820,253
  Deficit                                    (4,078,271)     (80,175)       80,175 (1)  (4,201,271)
                                                                           (25,000)(2)
                                                                           (98,000)(3)
  Less prepaid rent                             (41,426)                                   (41,426)
                                             ----------     --------    -----------     ----------
    TOTAL STOCKHOLDERS' EQUITY                1,433,243      104,905     1,068,095       2,606,243
                                             ----------     --------    -----------     ----------
    TOTAL LIABILITIES AND
      STOCKHOLDERS' EQUITY                   $2,466,545     $129,673    $1,168,095      $3,764,313
                                             ==========     ========    ===========     ==========

                     APOLLO INTERNATIONAL OF DELAWARE, INC.
                                  AND SUBSIDIARY

                       PRO FORMA STATEMENT OF OPERATIONS

                      NINE MONTHS ENDED SEPTEMBER 30, 1997

                                  (UNAUDITED)


                                                                             PRO FORMA           PRO FORMA
                                                 APOLLO       TRANS-WORLD   ADJUSTMENTS        CONSOLIDATED
                                              -----------     -----------   -----------        ------------


SALES                                         $   311,758      $ 13,367                        $   325,125
COST OF SALES                                    (147,068)                                        (147,068)
                                              -----------      --------                        -----------
    GROSS PROFIT                                  164,690        13,367                            178,057
                                              -----------      --------                        -----------
EXPENSES
  Research and development                       (274,707)      (10,280)    $ (11,000)(2)         (295,987)
  General and administrative                   (1,640,567)      (83,262)      (14,000)(2)
                                                                              (98,000)(3)       (1,835,829)
                                              -----------      --------     ---------          -----------
    TOTAL EXPENSES                             (1,915,274)      (93,542)     (123,000)          (2,131,816)
                                              -----------      --------     ---------          -----------
    LOSS FROM OPERATIONS                       (1,750,584)      (80,175)     (123,000)          (1,953,759)

INTEREST EXPENSE AND AMORTIZATION OF
  DISCOUNT AND DEFERRED FINANCING COSTS          (174,662)                                        (174,662)
                                              -----------      --------     ---------          -----------
    NET LOSS                                  $(1,925,246)     $(80,175)    $(123,000)         $(2,128,421)
                                              ===========      ========     =========          ===========

AVERAGE NUMBER OF COMMON SHARES
  OUTSTANDING                                                                                    3,181,956
                                                                                               ===========
    NET LOSS                                                                                         $(.67)
                                                                                                     =====

                     APOLLO INTERNATIONAL OF DELAWARE, INC.
                                 AND SUBSIDIARY

            NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1. The pro forma consolidated financial statements assumes the Merger has been recorded on the purchase method and the total purchase price, including assumed expenses of the Merger of $10,000, have been allocated to the fair values of the net assets acquired and the excess to deferred software cost. The common stock issued has been recorded at its fair value as of the date of the merger.

2. The pro forma consolidated financial statements assume compensation expense has been increased by $50,000, the compensation expense under the employment agreement in excess compensation actually paid. The pro forma compensation of TransWorld has been allocated between deferred software costs, research and development expense and general and administrative expenses.

3. The pro forma consolidated financial statements assume additional amortization of deferred software costs based on the pro forma additions to deferred software costs.